LEGG MASON PARTNERS VARIABLE EQUITY TRUST

FEBRUARY 2, 2011

SUPPLEMENT TO SUMMARY PROSPECTUS OF

LEGG MASON CLEARBRIDGE VARIABLE

LARGE CAP VALUE PORTFOLIO

CLASS I

DATED APRIL 30, 2010

The last sentence of the legend on the cover of the Fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated April 30, 2010, as supplemented on May 21, 2010 and February 2, 2011, and as may be amended or further supplemented, the fund’s statement of additional information, dated April 30, 2010, as supplemented on May 21, 2010, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2009, are incorporated by reference into this Summary Prospectus.

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